                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 24, 2000
                                                        ----------------

                             WORONOCO BANCORP, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     1-14671           04-3444269
---------------------------------      -------           ----------
(State or other Jurisdiction of      (Commission        (IRS Employer
incorporation or organization)       File Number)      Identification No.)

                     31 Court Street, Westfield, MA 01085
                     ------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         -------------

     On January 24, 2000, Woronoco Bancorp, Inc. (the "Company") (AMEX:WRO), the holding company for Woronoco Savings Bank (the "Bank"), completed its acquisition of A.J. Agan Insurance Agency, Inc. The agency, located in Westfield, Massachusetts, will operate as a wholly owned subsidiary of Woronoco Savings Bank.

     The Company plans to retain Agan Insurance Agency's existing staff. Agan Insurance Agency, Inc. conducts business in Western Massachusetts and Northern Connecticut, the same market area as the Company. According to Cornelius D. Mahoney, Chairman, President and CEO, the Company plans to enhance Agan's current product offerings and continue to provide competitive pricing.

     The Company expects the acquisition to be accretive to earnings. The purchase price of the agency was $800,000. Agan has approximately $3 million in annual premiums and generates fee income of approximately $470,000. The agency services more than 4,000 customers. Approximately 75% of Agan's current business consists of personal insurance lines, with commercial and other insurance products making up the remaining 25%.

     Woronoco Bancorp, Inc. is a publicly owned savings and loan holding company and the parent corporation of Woronoco Savings Bank, a Massachusetts stock savings bank headquartered at 31 Court Street, Westfield, MA 01085. Woronoco Savings Bank provides a wide variety of financial products and services through its 11 branch offices located throughout Hampden and Hampshire Counties in Western Massachusetts.

     Statements contained in this report, which are not historical facts, are forward-looking statements that are defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in other documents filed by the Company with the Securities and Exchange Commission from time to time.

                                 SIGNATURES

     In accordance with the requirements of the Securities and Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WORONOCO BANCORP, INC.


Dated:  January 24, 2000        By:  /s/ Cornelius D. Mahoney
                                     ---------------------------------------
                                     Cornelius D. Mahoney
                                     Chairman of the Board, President and
                                     Chief Executive Officer
                                     (principal executive officer)